UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 3, 2002

ASHWORTH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18553 (Commission File Number)	84-1052000 (IRS Employer Identification No.)

2765 Loker Avenue West Carlsbad, California (Address of Principal Executive Offices)	92008 (Zip Code)

Registrant’s telephone number, including area code: (760) 438-6610

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On August 29, 2002, the Board of Directors of Ashworth, Inc. (the “Company”), approved a repurchase program which authorizes the Company to repurchase up to $6,500,000 of its common stock.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Pursuant to General Instruction F of Form 8-K, the following document is incorporated by reference herein and attached as an exhibit hereto:

Exhibit	Description

1.1	Ashworth, Inc. press release dated September 3, 2002 regarding the repurchase program.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHWORTH, INC.

Date: September 5, 2002	By:	/s/ Terence W. Tsang

Terence W. Tsang Executive VP, COO & CFO

EXHIBIT INDEX

Exhibit	Description

1.1	Ashworth, Inc. press release dated September 3, 2002 regarding the repurchase program.